UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2009

Alternative Construction Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive. Melbourne, Florida	32935
(Address of Principal Executive Offices)	(Zip Code)

(800) 859-8813
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 6, 2009, the Company was notified (the “Notice’) by GAMI, LLC that the Company had failed to cure its default notice issued on September 5, 2008 and was evicted from the premises.  The Company has moved its corporate headquarters to Sarasota, Florida.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

Not applicable.

(b)Pro Forma Financial Information

Not applicable.

(c)Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION TECHNOLOGIES, INC.

Date: January 6, 2008	By:	/s/ Anthony Francel
Name Anthony Francel
Title Chief Executive Officer